UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BlueRiver Acquisition Corp.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BlueRiver Acquisition Corp.
250 West Nottingham Drive, Suite 400
San Antonio, Texas 78209

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON JULY 21, 2025

TO THE SHAREHOLDERS OF
BlueRiver Acquisition Corp:

You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of BlueRiver Acquisition Corp. (the “Company,” “BlueRiver,” “we,” “us” or “our”) to be held at 12:00 p.m. ET on July 21, 2025. For the purposes of the amended and restated memorandum and articles of association of BlueRiver, the physical place of the meeting will be at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018. Shareholders of the Company will also be able to attend the General Meeting virtually at: https://www.cstproxy.com/blueriverspac/ext2025.

The General Meeting will be held for the purpose of considering and voting on (i) an extension proposal to amend, by way of a special resolution, the Company’s amended and restated memorandum and articles of association to extend the date by which BlueRiver has to consummate an initial business combination and (ii) an adjournment proposal to adjourn the General Meeting at a later date, if necessary, under certain circumstances.

A further description and the full text of both proposals and resolutions is below.

The Extension Proposal

•        The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to extend the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from August 2, 2025 (the “Original Termination Date”) to up to 4 times by an additional 3 months each time after the Original Termination Date, by resolution of the Board, until August 2, 2026 (each, an “Additional Charter Extension Date”) or a total of up to 12 months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”).

The full text of the Extension Proposal is as follows:

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 49.7 and 49.8 in their entirety and the insertion of the following language in their place:

49.7 In the event that the Company does not consummate a Business Combination within 66 months from the consummation of the IPO or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing, in the event that the Company has not consummated a Business Combination within 54 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination for up to 4 times by an additional 3 months each time after the 54th month from the closing of the IPO, by resolution of the Directors until 66 months from the closing of the IPO.

49.8 In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 66 months from the consummation of the IPO or such later time as the Members may approve in accordance with the Articles; or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

Such amendment above is referred to herein as the “Extension Amendment.”

The Adjournment Proposal

•        The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by the following ordinary resolution to approve the adjournment of the General Meeting by the chair thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

The full text of the Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chair of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

The purpose of the Extension Proposal and the Adjournment Proposal is to allow the Company additional time to complete its initial Business Combination. The Company has not currently entered into any letter of intent or agreement for an initial Business Combination.

The Existing Charter provides that the Company has until August 2, 2025, to complete an initial Business Combination. While the Company is working toward the completion of an initial Business Combination, the Board has determined that there may not be sufficient time before August 2, 2025 to complete an initial Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial Business Combination.

Upon the closing of the Company’s initial public offering (“IPO”), approximately $287.5 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities. There is uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with Trust Account assets held in securities, that do not consummate an initial Business Combination within 24 months after the consummation of the SPAC’s IPO, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. BlueRiver’ IPO registration statement became effective on January 28, 2021. On March 28, 2023, the Company converted all of the assets held in the Trust Account into cash, which was deposited in a non-interest bearing account. On May 4, 2023, the Company deposited the assets held in the Trust Account in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 3.60% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s Board of Directors has fixed the close of business on June 27, 2025 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s Board of Directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal and (ii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the General Meeting. Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,
/s/ Randall Mays	/s/ John Gregg
Randall Mays	John Gregg
Co-Chief Executive Officer	Co-Chief Executive Officer
July 7, 2025

Your vote is important. Please sign, date, and return your proxy card as soon as possible but in any event so as to be received by July 21, 2025 prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on July 21, 2025: This notice of meeting, the accompany proxy statement and proxy card are available at https://www.cstproxy.com/blueriverspac/ext2025.

BlueRiver Acquisition Corp.
250 West Nottingham Drive, Suite 400
San Antonio, Texas 78209

PROXY STATEMENT

BlueRiver Acquisition Corp. (the “Company,” “BlueRiver Acquisition” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the Extraordinary General Meeting (the “General Meeting”) to be held at 12:00 p.m. ET on July 21, 2025. For the purposes of the amended and restated memorandum and articles of association of BlueRiver, the physical place of the meeting will be at the offices of Goodwin Procter LLP 620 Eighth Avenue, New York, NY 10018. Shareholders of the Company will also be able to attend the General Meeting virtually at: https://www.cstproxy.com/blueriverspac/ext2025.

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:

•        The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to extend the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from August 2, 2025 (the “Original Termination Date”) to up to 4 times by an additional 3 months each time after the Original Termination Date, by resolution of the Board until August 2, 2026 (each, an “Additional Charter Extension Date”) or a total of up to 12 months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”).

•        The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by the following ordinary resolution to approve the adjournment of the General Meeting by the chair thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

The proposed amendment to the Existing Charter pursuant to the Extension Proposal is referred to herein as the “Extension Amendment.”

The purpose of the Extension Proposal and the Adjournment Proposal is to allow the Company additional time to complete its initial Business Combination. The Company has not currently entered into any letter of intent or agreement for an initial Business Combination. The Existing Charter provides that the Company has until August 2, 2025, to complete an initial Business Combination. While the Company is working toward the completion of an initial Business Combination, the Board has determined that there may not be sufficient time before August 2, 2025 to complete the initial Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial Business Combination.

If the Extension Proposal is approved, the Company would have up to an additional twelve months after the Original Termination Date to consummate an initial Business Combination, until August 2, 2026, which is a total of up to 66 months from the consummation of the Company’s initial public offering (“IPO”) to complete an initial Business Combination.

Upon the closing of the Company’s IPO, $287.5 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee and invested only in U.S. government securities. There is uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”) whether certain special purpose acquisition companies (“SPACs”) with Trust Account assets held in securities that do not consummate an initial Business Combination within 24 months after the consummation of the SPAC’s IPO would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. BlueRiver’ IPO registration statement became effective on February 2, 2021. On March 28, 2023, the Company converted all of the assets held in the Trust Account into cash, which was deposited in a non-interest bearing account. On May 4, 2023, the Company deposited the assets held in the Trust Account in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 3.60% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

The Board has fixed the close of business on June 27, 2025 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 8,079,263 outstanding ordinary shares of the Company (the “Ordinary Shares”), consisting of 7,187,500 outstanding Class B ordinary shares of the Company and 891,763 Class A ordinary shares of the Company. On the Record Date, there were 824,149 units of the Company outstanding, each unit consisting of one Class A ordinary share of the Company and one-third of one redeemable warrant. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

This proxy statement contains important information about the General Meeting, the Extension Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated July 7, 2025 and, together with the proxy card, is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.     What is being voted on?

A.     You are being asked to consider an amendment to the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to extend the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from August 2, 2025 (the “Original Termination Date”) to up to 4 times by additional 3 months each time after the Original Termination Date, by resolution of the Board until August 2, 2026 (each, an “Additional Charter Extension Date”) or a total of up to 12 months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”).

Q.     Why is the Company proposing the Extension Proposal?

A.     The Company is a blank check company incorporated on October 19, 2020 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses, which we refer to as our initial Business Combination. On February 2, 2021, the Company consummated its Initial Public Offering of 28,750,000 units, including 3,750,000 additional units to cover over-allotments, at $10.00 per Unit, generating gross proceeds of $287,500,000. Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with BlueRiver Ventures, LLC (the “Sponsor”) of 800,000 private placement units, with each unit consisting of one Class A ordinary share (the “Private Class A Shares”) and one-third of one redeemable warrant (the “Private Warrants”), generating gross proceeds of $8,000,000. As of February 2, 2021, a total of $287.5 million of the net proceeds from the IPO and the Private Placement were deposited in a trust account (the “Trust Account”) established for the benefit of the persons holding Public Shares, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account. On March 28, 2023, the Company converted all of the assets held in the Trust Account into cash, which was deposited in a non-interest bearing account. On May 4, 2023, the Company deposited the assets held in the Trust Account in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 3.60% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

Our Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying initial Business Combination(s) consummated on or before August 2, 2025.

The Company believes that given its expenditure of time, effort, and money searching for a potential initial Business Combination opportunity, the holders of Public Shares of the Company should be given an opportunity to consider and vote on an initial Business Combination. We do not believe that we will have sufficient time to consummate an initial Business Combination prior to August 2, 2025. Therefore, we are seeking approval of the Extension Proposal.

The purpose of the Extension Proposal and the Adjournment Proposal is to allow the Company additional time to complete its initial Business Combination. The Company has not currently entered into any letter of intent or agreement for an initial Business Combination. The Existing Charter provides that the Company has until August 2, 2025, to complete an initial Business Combination. While the Company is working toward the completion of an initial Business Combination, the Board has determined that there may not be sufficient time before August 2, 2025 to complete an initial Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial Business Combination. If the Extension Proposal is approved, the Company plans to hold another shareholder meeting prior to the Extended Date, in order to seek shareholder approval of the Merger and related proposals. Accordingly, the Board is proposing the Extension Proposal to extend the Company’s corporate existence.

YOU ARE NOT BEING ASKED TO VOTE ON AN INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT AN INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED AN INITIAL BUSINESS COMBINATION BY THE EXTENDED DATE.

Q.     Why should I vote for the Extension Proposal?

A.     The Board believes the Company’s shareholders will benefit from the Company consummating an initial Business Combination and is proposing the Extension Proposal to extend the date by which the Company has to complete an initial Business Combination and would allow you as a shareholder the benefit of voting for an initial Business Combination and remaining a shareholder in the post-Business Combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal.

Q.     May I redeem my Public Shares in connection with the vote on the Extension Proposal?

A.     Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter entitles the holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the Trust Account. Holders of Public Shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to holders’ right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial Business Combination.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     The Company is proposing the Adjournment Proposal to allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the General Meeting or at the time of the General Meeting to approve the Extension Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any Class A ordinary shares of the Company (the “Class A Ordinary Shares”) and Class B ordinary shares of the Company (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Our Sponsor, executive officers and directors are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, they held 7,187,500 Class B Ordinary Shares and our Sponsor held 800,000 Class A ordinary shares representing in the aggregate approximately 98.86% of the Company’s issued and outstanding Ordinary Shares. The Company’s Sponsor, directors and executive officers beneficially owned no Public Shares as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

Q.     What vote is required to adopt the proposals?

A.     Extension Proposal.    The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal.    The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Q.     What if I do not want to approve the Extension Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Extension Proposal or the Adjournment Proposal, you must vote against each proposal.

Q.     Will you seek any further extensions to liquidate the Trust Account?

A.     Other than the extensions until the Extended Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate an initial Business Combination, although we may determine to do so in the future, if necessary.

Q.     What happens if the Extension Proposal is not approved?

A.     If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until August 2, 2025 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved by August 2, 2025 and we are unable to consummate an initial Business Combination prior to or on August 2, 2025, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, we will undergo a liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). No vote would be required from our shareholders to commence such winding up, liquidation and dissolution under the terms of our Existing Charter. At such time, the Private Warrants will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less the aggregate nominal par value of the shares of our holders of Public Shares, which is approximately $1,063,817.59 as of the Record Date) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our holders of Public Shares the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our holders of Public Shares with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our holders of shares as of immediately prior to our IPO, including our Sponsor (our “Initial Shareholders”), have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the 800,000 Class A ordinary shares and 7,187,500 Class B Ordinary Shares held or controlled by our Sponsor and our other Initial Shareholders prior to the IPO (“Insider Shares” or “insider shares”). There will also be no distribution from the trust account with respect to out Private Warrants, which will expire worthless.

Q.     If the Extension Proposal is approved, what happens next?

A.     If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial Business Combination until the Extended Date or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an initial Business Combination by the Extended Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed Business Combination?

A.     Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on any initial Business Combination when it is submitted to shareholders. If you disagree with any initial Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of any initial Business Combination in connection with the shareholder vote to approve such initial Business Combination, subject to any limitations set forth in the Existing Charter.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Okapi Partners LLC, the Company’s proxy solicitor, at 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, Toll-Free (855) 208-8903 or (212) 297-0720, Email: info@okapipartners.com, prior to the commencement of the General Meeting.

Q.     How are votes counted?

A.     The Company’s proxy solicitor, Okapi Partners LLC, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal.    The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal.    The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q.     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A.     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner. As we do not believe that either of the Proposals is discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be no broker non-votes and your shares may not be counted for purposes of a quorum.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q.     What will happen if I abstain from voting or fail to vote at the General Meeting?

A.     At the General Meeting, BlueRiver will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds shares in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on either of the Proposals. However, as we do not believe that either of the Proposals is discretionary, if you do not provide voting instructions to your broker, bank or other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be no broker non-votes and your shares may not be counted for purposes of a quorum.

Q.     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.     Signed and dated proxies received by BlueRiver without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q.     If I am not going to attend the General Meeting, should I return my proxy card instead?

A.     Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your Ordinary Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Toll-Free (855) 208-8903 or (212) 297-0720
Email: info@okapipartners.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q.     What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the Board decides. As of the Record Date for the General Meeting, 4,039,632 Ordinary Shares, in the aggregate, would be required to achieve a quorum.

Q.     Who can vote at the General Meeting?

A.     Only holders of record of the Company’s Ordinary Shares at the close of business on June 27, 2025 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 8,079,263 outstanding Ordinary Shares of the Company.

Shareholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Board recommend voting for the Extension Proposal and the Adjournment Proposal?

A.     Yes. The Board recommends that the Company’s shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Extension Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and Private Warrants that will become worthless if the Extension Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Extension Proposal? Do I have appraisal or dissenters’ rights?

A.     Company’s shareholder do not have appraisal rights in connection with the Extension Proposal. As a matter of Cayman Islands law, dissenters’ rights are only applicable in a statutory merger involving the Company, which is not the case with the Extension Proposal.

Q.     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my Ordinary Shares of the Company?

A.     In connection with the General Meeting and the vote on the Extension Proposal, each holder of Public Shares may seek to redeem their shares for their pro rata portion of the funds held in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Ordinary Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Stephen Jones, E-mail: spacredemption@continentalstock.com, no later than two business days prior to the General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you must tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q.     Who will solicit and pay the cost of soliciting proxies?

A.     BlueRiver will pay the cost of soliciting proxies for the General Meeting. BlueRiver has engaged Okapi Partners LLC to assist in the solicitation of proxies for the General Meeting. BlueRiver has agreed to pay Okapi Partners LLC a fee of $25,000, plus disbursements. BlueRiver will reimburse Okapi Partners LLC for reasonable out-of-pocket expenses and will indemnify Okapi Partners LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. BlueRiver will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. BlueRiver’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer my questions?

A.     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact BlueRiver’s proxy solicitor at:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Toll-Free (855) 208-8903 or (212) 297-0720
Email: info@okapipartners.com

You may also obtain additional information about BlueRiver from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated January 28, 2021 and filed with the SEC on February 1, 2021 pursuant to Rule 424(b)(4) (File No. 333-252050), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 15, 2024, Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on August 19, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 filed with the SEC on November 26, 2024. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

BlueRiver is a blank check company incorporated on September 18, 2020 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination. Although there is no restriction or limitation on what industry our target operates in, we intend to focus on beauty, wellness, and consumer-related businesses, to capitalize on the expertise and capabilities of our management team in order to create long-term shareholder value.

On February 2, 2021, we consummated our initial public offering (“IPO”), including the 28,750,000 Public Shares as a result of the underwriters’ full exercise of their over-allotment option, at an offering price of $10.00 per Public Share, from which we derived gross proceeds of $287,500,000. Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with BlueRiver Ventures, LLC (the “Sponsor”) of 800,000 private placement units, with each unit consisting of one Class A ordinary share (the “Private Class A Shares”) and one-third of one redeemable warrant (the “Private Warrants”), generating gross proceeds of approximately $8,000,000. Upon the closing of the Initial Public Offering and the Private Placement, $287.5 million ($10.00 per Public Share) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (“Trust Account”), located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account. On March 28, 2023, the Company converted all of the assets held in the Trust Account into cash, which was deposited in a non-interest bearing account. On May 4, 2023, the Company deposited the assets held in the Trust Account in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 3.60% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly. Our Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination(s) consummated on or before August 2, 2025.

The mailing address of our principal executive office is 250 West Nottingham Drive, Suite 400, San Antonio, Texas 78209. Our telephone number is (210) 832-3305

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on February 1, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 27, 2024 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, BlueRiver can provide no assurances that a Business Combination will be consummated prior to the relevant Additional Charter Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, BlueRiver expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public shareholders to exercise redemption rights if the Extension Proposal is approved with respect to a large number of our Public Shares may adversely affect the liquidity and trading of our securities and may impact our ability to complete the Business Combination.

Pursuant to our amended and restated memorandum and articles of association, a public shareholder may request that BlueRiver redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension Proposal is approved. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their Public Shares if the Extension Amendment Proposal is approved.

The Company’s Units, Ordinary Shares and Public Warrants were delisted from NYSE American and currently trade on the OTC Markets, which has had and may continue to have a material adverse effect on our business and the trading and price of our securities.

As previously disclosed, on July 3, 2024, the NYSE American suspended trading in the redeemable warrants (NYSE: BLUA.U) of the Company (the “Public Warrants”) from NYSE American. On July 15, 2024, the NYSE American suspended trading in the Class A ordinary shares (NYSE American: BLUA) and units (NYSE American: BLUA.U) of the Company on NYSE American.

The NYSE American had previously announced on February 2, 2024 a NYSE Regulation determination to delist all of the Company’s listed securities. On July 12, 2024, the Company withdrew its appeal from the NYSE American and on July 15, 2024, NYSE American filed a Form 25 delisting the Company’s securities.

As a result of the NYSE American delisting our securities from trading on its exchange, our securities began trading on the OTC Markets. As of the date hereof, our units, Class A ordinary shares and Public Warrants trade on the Expert Market operated by the OTC Markets under the symbols “BLUVF,” “BLUAF” and “BLUAW,”

respectively, on an “unsolicited only” basis. Pursuant to Rule 15c2-11 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) companies that do not make current information publicly available under the rule are transitioned to the OTC Expert Market.

The delisting of our securities from NYSE American and their limited trading on the OTC Expert Market have had and may continue to have adverse effects on our business, including the following:

•        less liquidity and value for our securities;

•        trades on the OTC Expert Market are primarily limited to private purchases and sales among sophisticated investors;

•        more limited market quotations for our securities;

•        more limited information concerning our securities, or their trading prices and volume;

•        more limited research coverage by stock analysts;

•        loss of reputation, loss of employee confidence, or loss of institutional investors or interest in business development opportunities;

•        more difficult and more expensive financings in the future;

•        decreased ability to issue additional securities or obtain additional funding in the future;

•        increased possibility of a determination that our Public Shares are “penny stocks” which will require brokers trading in our Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our units, Class A ordinary shares and Public Warrants;

•        increased possibility of a less attractive acquisition vehicle to a target business in connection with an initial business combination; and

•        loss of exemption under U.S. states securities registration requirements, which may require us to comply with applicable U.S. state securities laws.

We plan to apply to list our units, Class A ordinary shares and Public Warrants on one of the public OTC Markets as soon as we are in compliance with their public information requirements. However, we cannot assure you that we will list our securities successfully on one of the public OTC Markets, or that once listed, our securities will remain listed thereon. Further, we can provide no assurance that our securities will continue to trade on the OTC Expert Market, whether broker-dealers will ever provide public quotes of our securities on any of the OTC Markets, or whether the trading volume of our securities will be sufficient to provide for an efficient trading market for existing and potential holders of our securities. An active trading market for the Company’s securities may never develop or, if developed, it may not be sustained. You may be unable to sell your units, Class A ordinary shares and Public Warrants unless an active market for such securities can be established and sustained.

PROPOSAL NO. 1
THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to extend the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from August 2, 2025 (the “Original Termination Date”) to up to 4 times by additional 3 months each time after the Original Termination Date, by resolution of the Board until August 2, 2026 (each, an “Additional Charter Extension Date”) or a total of up to 12 months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial Business Combination. Approval of the Extension Potential is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date was approximately $11.59 per Public Share. The last available closing price of the Company’s Ordinary Shares on the OTC Markets was $10.11 per share on May 29, 2025. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Extension Proposal

The Company’s Existing Charter provides that the Company has until August 2, 2025 to complete an initial Business Combination. The purpose of the Extension Proposal and the Adjournment Proposal is to allow the Company additional time to complete its initial Business Combination. The Company has not currently entered into any letter of intent or agreement for an initial Business Combination. While the Company is working toward the completion of an initial Business Combination, the Board has determined that there may not be sufficient time before August 2, 2025 to complete an Initial Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial Business Combination. If the Extension Proposal is approved, the Company plans to hold another shareholder meeting prior to the Extended Date, in order to seek shareholder approval of the Merger and related proposals.

The Company believes that given its expenditure of time, effort, and money searching for a potential initial Business Combination opportunity, the holders of Public Shares of the Company should be given an opportunity to consider and vote on an initial Business Combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing an initial Business Combination beyond August 2, 2025. Pursuant to the terms of the Existing Charter, the Company may not amend the Existing Charter to allow for a longer period of time to complete an initial Business Combination unless it provides holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until August 2, 2025 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved on August 2, 2025 and we are unable to consummate any Business Combination prior to or on August 2, 2025, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, this has the same effect as if we had formally gone through a liquidation procedure under the Companies Act. Accordingly, no vote would be required from our shareholders to commence such winding up, liquidation and dissolution. At such time, the Private Warrants will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less the aggregate nominal par value of the shares of our holders of Public Shares, which is approximately $1,063,817.59 as of the Record Date) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our holders of Public Shares the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our holders of Public Shares with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the Insider Shares. There will be no distribution from the trust account with respect to our Private Warrants, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Existing Charter will be amended as set forth in Annex A (the “Extension Amendment”) and the Company would have up to an additional 12 months (at the discretion of the Board”) after the Original Termination Date to consummate a potential Business Combination, until August 2, 2026, which is a total of up to 66 months from the consummation of the Company’s IPO to complete an initial Business Combination. The Company will continue to attempt to consummate an initial Business Combination until the Extended Date, if necessary, or until the Board determines in its sole discretion that it will not be able to consummate an initial Business Combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Exchange Act and its Ordinary Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment becomes effective, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment becomes effective.

If the Extension Proposal is approved, and the Extension Amendment becomes effective, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $1,063,817.59 that was in the Trust Account as of the Record Date.

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: STEPHEN JONES, E-MAIL: SPACREDEMPTION@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a holder of Public Shares tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a holder of Public Shares tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a holder of Public Shares who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of holders of Public Shares that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date was approximately $11.59 per Public Share. The last available closing price of the Ordinary Shares on the OTC Markets was $10.11 per share on May 29, 2025. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL NO. 2
THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chair’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Chair will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding Ordinary Shares present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting vote “FOR” the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chair of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

THE GENERAL MEETING

Date, Time and Place.    For the purposes of the amended and restated memorandum and articles of association of BlueRiver, the physical place of the meeting will be at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018. The General Meeting will be held at 12:00 p.m., ET on July 21, 2025 virtually at: https://www.cstproxy.com/blueriverspac/ext2025.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares at the close of business on June 27, 2025, the Record Date for the General Meeting. At the close of business on the Record Date, there were 8,079,263 outstanding Ordinary Shares, each of which entitles its holder to cast one vote on the proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Okapi Partners LLC is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $25,000 in fees, plus disbursements for such services.

Required Votes

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, they beneficially owned and were entitled to vote 800,000 Class A Ordinary shares and 7,187,500 Class B Ordinary Shares, representing in the aggregate approximately 98.86% of the Company’s issued and outstanding Ordinary Shares. The Company’s Sponsor, directors and executive officers beneficially owned no Public Shares as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Proposal is not approved and we do not consummate an initial Business Combination by August 2, 2025, the 7,187,500 Class B Ordinary Shares, which were acquired for an aggregate purchase price of approximately $25,000, and 800,000 private placement units, consisting of 800,000 Private Class A Shares and 266,667 Private Warrants, which were acquired for an aggregate purchase price of $8,000,000, all will be worthless (as the holders have waived liquidation rights with respect to such shares). Such 7,987,500 Ordinary Shares had an aggregate market value of approximately $80.8 million based on the last available closing price of the Ordinary Shares on the OTC Markets of $10.11 on May 29, 2025.

•        Our Sponsor has agreed that, if we liquidate the Trust Account prior to the consummation of an initial Business Combination, it will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the Trust Account and only if such parties have not executed a waiver of claims against the Trust Account.

•        All rights specified in the Company’s Existing Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        Our Sponsor, directors and officers have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to their Ordinary Shares (including both Public Shares and Private Warrants) and to vote their Ordinary Shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders.

•        Our officers and directors may loan funds to us and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial Business Combination. If the Extension Proposal is not approved and an initial Business Combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Proposal is approved and the Company consummates an initial Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of the Record Date, the number of Ordinary Shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding Ordinary Shares; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of the Record Date, we had 8,079,263 Ordinary Shares issued and outstanding.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares owned by them. As per the definition of beneficial ownership above, the following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of derivative securities or Private Warrants that are not exercisable within 60 days of the Record Date.

Name of Beneficial Owners(1)	Class B ordinary shares		Class A ordinary shares(2)		Approximate Percentage of Outstanding Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Randall Mays(3)	7,097,500	98.75%	800,000	89.71%	97.75%
John Gregg(3)	7,097,500	98.75%	800,000	89.71%	97.75%
Anne Farlow	30,000	*	—	—	*
Alok Sama	30,000	*	—	—	*
John E. Sununu	30,000	*	—	—	*
All directors and officers as a group (six individuals)	7,187,500	100%	800,000	89.71%	98.86%
BlueRiver Ventures, LLC (our sponsor)(3)	7,097,500	98.75%	800,000	89.71%	97.75%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities and individuals is 250 West Nottingham Drive, Suite 400, San Antonio, Texas 78209.

(2)      Interests shown consist solely of founder shares, classified as Class B ordinary shares. The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our initial business combination.

(3)      The shares reported herein are held in the name of our sponsor. Our sponsor is governed by two managers, Randall Mays and John Gregg. As such, Messrs. Mays and Gregg have voting and investment discretion with respect to the Class B ordinary shares held of record by our sponsor and may be deemed to have shared beneficial ownership of the Class B ordinary shares held directly by our sponsor. Each Messrs. Mays and Gregg disclaims beneficial ownership of our ordinary shares held by our sponsor except to their pecuniary interest therein.

As of the Record Date, our Initial Shareholders beneficially owned 800,000 Private Class A Shares and 7,187,500 Class B Ordinary Shares representing approximately 98.86% of the Company’s issued and outstanding Ordinary Shares and have the right to elect all of our directors prior to the completion of our initial Business Combination. Holders of our Public Shares will not have the right to elect any directors to our Board prior to the completion of our initial Business Combination. Because of this ownership block, our Initial Shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions including our initial Business Combination.

Our Initial Shareholders, including our sponsor and our management team, have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to 800,000 Private Class A Shares and 7,187,500 Class B Ordinary Shares and any Public Shares purchased during or after our Initial Public Offering in connection with (i) the completion of our initial Business Combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination by the time set forth in our charter, as amended or (B) with respect to any other provision relating to the rights of holders of our Class A Ordinary Shares. Further, our Initial Shareholders, including our sponsor and our management team, have agreed to vote their 800,000 Private Class A Shares and 7,187,500 Class B Ordinary Shares and any Public Shares purchased during or after our Initial Public Offering in favor of our initial Business Combination.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, (855) 208-8903, info@okapipartners.com.

OTHER INFORMATION

The Company’s 2023 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Chief Financial Officer, BlueRiver, 250 West Nottingham Drive, Suite 400, San Antonio, Texas 78209.

Other Matters to Be Presented at the General Meeting

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Toll-Free (855) 208-8903 or (212) 297-0720
Email: info@okapipartners.com

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than July 14, 2025.

ANNEX A

EXTENSION AMENDMENT

AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BlueRiver Acquisition Corp.

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 49.7 and 49.8 in their entirety and the insertion of the following language in their place:

49.7 In the event that the Company does not consummate a Business Combination within 66 months from the consummation of the IPO or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)

cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing, in the event that the Company has not consummated a Business Combination within 54 months from the closing of the IPO, the Company may, without any need for shareholder approval, elect to extend the date to consummate the Business Combination for up to 4 times by additional 3 months each time after the 54th month from the closing of the IPO, by resolution of the Directors, until 66 months from the closing of the IPO.

49.8 In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 66 months from the consummation of the IPO or such later time as the Members may approve in accordance with the Articles; or

(b)

with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025 Vote by Internet – QUICK IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BLUERIVER ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 20, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy. com/blueriverspac/ext2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF BLUERIVER ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Eric Medina (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of BlueRiver Acquisition Corp. to be held on July 21, 2025 at 12:00 p.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/blueriverspac/ext2025 or at any adjournments and/ or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXYWILL BE VOTED FORALL PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on July 21, 2025 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/blueriverspac/ext2025 PROXY CARD BLUERIVER ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. 1. The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to extend the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from August 2, 2025 (the “Original Termination Date”) to up to 4 times by an additional 3 months each time after the Original Termination Date, by resolution of the Board, until August 2, 2026 (each, an “Additional Charter Extension Date”) or a total of up to 12 months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension”, such extension deadline, the “Extended Date”, and such proposal, the “Extension Proposal”). The full text of the Extension Proposal is as follows: “RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 49.7 and 49.8 in their entirety and the insertion of the following language in their place: 49.7 In the event that the Company does not consummate a Business Combination within 66 months from the consummation of the IPO or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. Notwithstanding the foregoing, in the event that the Company has not consummated a Business Combination within 54 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination for up to 4 times by an additional 3 months each time after the 54th month from the closing of the IPO, by resolution of the Directors until 66 months from the closing of the IPO. 49.8 In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 66 months from the consummation of the IPO or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre- Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation. Such amendment above is referred to herein as the “Extension Amendment.” 2. The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by the following ordinary resolution to approve the adjournment of the General Meeting by the chair thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal. The full text of the Adjournment Proposal is as follows: “RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chair of the extraordinary general meeting be ratified, approved and confirmed in all respects.” CONTROL NUMBER Signature Signature, if held jointly Date, 2025 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.